UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported August 1, 2015


                                STRAINWISE, INC.
                    ----------------------------------------
             (Exact name of Registrant as specified in its charter)


         Utah                           000-52825                20-8980078
  --------------------             -------------------       -----------------
(State or other jurisdiction      (Commission File No.)     (IRS Employer
 of incorporation)                                           Identification No.)

                        1350 Independence St., Suite 300
                               Lakewood, CO 80215
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          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (303) 736-2442

                                       N/A
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          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02  Departure of Directors or Certain Officers; Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On August 1, 2015 David Modica resigned as an officer and director of the Company. There were no disagreements with the Company's operations, practices or policies in connection with the resignation of Mr. Modica.

     Following his resignation, Mr. Modica assumed the role of Manager of Quality Control for two marijuana cultivation facilities and nine marijuana dispensaries located in the Denver metropolitan area.












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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 4, 2016                   STRAINWISE, INC.


                                          By: /s/ Erin Phillips
                                              ------------------------
                                              Erin Phillips, President